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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 14, 1999





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                         0-11402               74-1666060
(STATE OR OTHER JURISDICTION            (COMMISSION           (IRS EMPLOYER
    OF INCORPORATION)                   FILE NUMBER)         IDENTIFICATION NO.)

                   3330 WEST MARKET STREET, AKRON, OHIO 44333
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 664-1000

                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.  OTHER EVENTS.

          On May 14, 1999, Aironet Wireless Communications, Inc. ("Aironet"), a subsidiary of Telxon Corporation ("Telxon" or the "Registrant"), issued the press release included as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

          The press release constitutes or may be viewed as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which forward-looking statements are inherently subject to risks and uncertainties which could cause actual events to differ materially from the forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

                  99 Press Release issued by Aironet Wireless Communications, Inc., a subsidiary of the Registrant, on May 14, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TELXON CORPORATION


Date: May 14, 1999               By:  /s/ Glenn S. Hansen
                                      -------------------
                                      Glenn S. Hansen
                                      Vice President, Legal Administration
                                        and Corporate Counsel



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                                INDEX TO EXHIBITS

            99           Press Release issued by Aironet Wireless
                         Communications, Inc., a subsidiary of the Registrant, on May 14, 1999, filed herewith.